Exhibit 10.3

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE

TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT No. 2

This Amendment No. 2 (this “Amendment No. 2”) is effective as of the date signed by the last party to sign below (the “Amendment No. 2 Effective Date”) and is made and entered into by and among Fulcrum Therapeutics, Inc., (“Fulcrum”) and MyoKardia, Inc. (“MyoKardia”).

Fulcrum and MyoKardia may each be referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, Fulcrum and MyoKardia entered into a Collaboration and License Agreement having an effective date of July 20, 2020, as amended by Amendment 1, dated April 20, 2023 (collectively, the “Agreement”);

WHEREAS, Fulcrum and MyoKardia want to amend the Agreement to extend the term;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, Fulcrum and MyoKardia agree as follows:

1.
The terms in this Amendment No. 2 with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth herein, or if not defined herein, as set forth in the Agreement.

2.
Section 1.60 is deleted in its entirety and replaced with the following:

“Research Term” means the period commencing on the Effective date and ending on [***].

3.
Except as expressly set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

4.
This Amendment No. 2 shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware, without regard to conflict of law principles thereof.

5.
This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment No. 1 may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives on the date(s) set forth below.

Exhibit 10.1

MYOKARDIA, INC.		FULCRUM THERAPEUTICS, INC.

By:	/s/ Patrick Gliha	By:	/s/ Alex Sapir

Name:	Patrick Gliha	Name:	Alex Sapir

Title:	Executive Director, Global Alliances & Business Development	Title:	President and CEO

Date:	July 24, 2024	Date:	July 24, 2024